Exhibit 31.1

Provectus Pharmaceuticals, Inc.
Certification Pursuant to Rule 13a-14(a)
Section 302 Certification

  I,  H.  Craig  Dees,  Ph.D.,  the  Chief  Executive  Officer  of  Provectus Pharmaceuticals, Inc., certify that:

1.   I  have  reviewed  this  annual  report  on  Form  10-K  of  Provectus Pharmaceuticals, Inc.;

2.   Based on my knowledge, this report does not contain any untrue statement of a material  fact or omit to state a  material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements were made,  not  misleading  with  respect  to the  period  covered by this report;

3.   Based on my  knowledge,  the  financial  statements,  and  other  financial information  included  in  this  report,  fairly  present  in all  material respects the financial  condition,  results of operations and cash flows of the smaller reporting company as of, and for,  the periods  presented in this report;

4.   The  small  reporting company's  other  certifying   officer(s)  and  I  are responsible  for  establishing  and  maintaining  disclosure  controls  and procedures  (as defined in Exchange Act Rules  13a-15(e) and 15d-15(e)) and internal control over financial  reporting (as defined in Exchange Act Rule 13a-15(f) and 15d-15(f)) for the smaller reporting company and have:

     a)   Designed  such  disclosure  controls  and  procedures,  or caused such disclosure   controls  and   procedures  to  be  designed   under  our supervision, to ensure that material information relating to the small reporting company,  including its  consolidated  subsidiaries,  is made known to us by others within those entities,  particularly  during the period in which this report is being prepared;

     b)   Designed such internal  control over  financial  reporting,  or caused such internal  control over  financial  reporting to be designed under our supervision, to provide reasonable  assurance  regarding  the reliability  of financial  reporting and the  preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

     c)   Evaluated the effectiveness of the smaller reporting company's disclosure controls and procedures  and presented in this report our  conclusions about the effectiveness of the disclosure controls and procedures,  as of the  end of the  period  covered  by  this  report  based  on  such evaluation;

     d)   Disclosed  in this  report any change in the smaller reporting company's internal  control over financial  reporting  that occurred  during the small business issuer's most recent fiscal quarter that has materially affected,  or is  reasonably  likely to materially  affect,  the small business issuer's internal control over financial reporting; and

5.   The smaller reporting company's other certifying officers and I have disclosed, based on our most recent  evaluation  of internal  control  over  financial reporting, to the smaller  reporting company's auditors and the audit committee of the smaller reporting company's  board of directors (or persons  performing the equivalent functions):

     a)   All significant  deficiencies and material weaknesses in the design or operation  of internal  control  over  financial  reporting  which are reasonably  likely to  adversely  affect the smaller reporting company's ability to  record, process,  summarize and  report financial information; and

     b)   Any fraud, whether or not material, that involves management or other employees who have a significant role in the smaller reporting company’s internal control over financial reporting.

Date:   March 30, 2009
                                                                                                                                                               /s/ H. Craig Dees
                                                                                                                                                                H. Craig Dees, Ph.D.
                                                                                                                                                                Chief Executive Officer